================================================================================

                               SECURITY AGREEMENT
                          Dated as of February 27, 1997

                                     between


                                   GFSI, INC.

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent

================================================================================

                                                 TABLE OF CONTENTS
                                                 -----------------

SECTION 1.   Defined Terms......................................................................................  1

SECTION 2.   Grant of Security..................................................................................  2

SECTION 3.   Authorization......................................................................................  4

SECTION 4.   Grantor Remains Liable.............................................................................  4

SECTION 5.   Representations and Warranties.....................................................................  4

SECTION 6.   Perfection and Maintenance of Security Interest and Lien...........................................  5

SECTION 7.   Financing Statements...............................................................................  6

SECTION 8.   Filing Costs.......................................................................................  6

SECTION 9.   Schedule of Collateral.............................................................................  6

SECTION 10.  Equipment and Inventory............................................................................  6

SECTION 11.  Accounts...........................................................................................  7

SECTION 12.  Leased Real Property...............................................................................  8

SECTION 13.  General Covenants..................................................................................  8

SECTION 14.  Agent Appointed Attorney-in-Fact...................................................................  8

SECTION 15.  Agent May Perform................................................................................... 9

SECTION 16.  Agent's Duties...................................................................................... 9

SECTION 17.  Remedies............................................................................................ 9

SECTION 18.  Exercise of Remedies............................................................................... 10

SECTION 19.  License............................................................................................ 10

SECTION 20.  Injunctive Relief.................................................................................. 11

SECTION 21.  Interpretation and Inconsistencies; Merger; No Strict Construction................................. 11

SECTION 22.  Expenses........................................................................................... 11

SECTION 23.  Amendments, Etc.................................................................................... 11

SECTION 24.  Notices............................................................................................ 11

SECTION 25.  Continuing Security Interest; Termination.......................................................... 11

SECTION 26.  Severability....................................................................................... 12

SECTION 27.  GOVERNING LAW...................................................................................... 12

SECTION 28.  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL............................................ 12
                  (A)  EXCLUSIVE JURISDICTION................................................................... 12
                  (B)  OTHER JURISDICTIONS...................................................................... 12
                  (C)  SERVICE OF PROCESS....................................................................... 13
                  (D)  WAIVER OF JURY TRIAL..................................................................... 13
                  (E)  WAIVER OF BOND........................................................................... 13
                  (F)  ADVICE OF COUNSEL........................................................................ 13




                             EXHIBITS AND SCHEDULES
                             ----------------------


                                    Exhibits
                                    --------

EXHIBIT A-1       --       Form of Landlord Agreement

EXHIBIT A-2       --       Form of Mortgagee Agreement

EXHIBIT B-1       --       Form of Landlord Lien Waiver Agreement

EXHIBIT B-2       --       Form of Bailee Letter

EXHIBIT C         --       Form of Restricted Account Agreement

                                    Schedules
                                    ---------

Schedule 1        --       Pledged Debt

Schedule 2        --       Locations of Collateral

Schedule 2-A      --       Third Party Locations

Schedule 2-B      --       Financing Statement Filing Locations

Schedule 3        --       Trade Names

Schedule 4        --       Deposit Accounts

                               SECURITY AGREEMENT


     This SECURITY AGREEMENT ("Agreement"), dated as of February 27, 1997 is made by GFSI, INC., a Delaware corporation ("Grantor"), in favor of THE FIRST NATIONAL BANK OF CHICAGO (the "Agent"), for its benefit and for the benefit of the "Holders of Secured Obligations" (as defined below) who are, or may hereafter become, parties to the Credit Agreement referred to below. All references in this agreement to Grantor shall include its successors and assigns, including a debtor-in-possession on behalf of Grantor.

                              PRELIMINARY STATEMENT

     Grantor has entered into a certain Credit Agreement of even date herewith among Grantor, the institutions from time to time party thereto as lenders (the "Lenders") and the Agent, as the contractual representative for the Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the making of loans, advances and other financial accommodations (including, without limitation issuing letters of credit) (all such loans, advances and other financial accommodations being hereinafter referred to collectively as the "Loans") to or for the benefit of Grantor. It is a condition precedent to the making of the Loans under the Credit Agreement that Grantor shall have granted the security interest contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

     "Agreement" shall mean this Security Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by Grantor in or upon which a Lien is granted in favor of the Agent by Grantor or a Subsidiary of Grantor under this Agreement, including, without limitation, the property described in Section 2. Notwithstanding any provision to the contrary contained in this Agreement or any other Loan Document, license agreements under which Grantor is licensee shall be excluded from the Collateral.

     "Embroidery Affiliate Notes" shall mean, collectively, that certain promissory note in the original principal amount of $700,000 dated August 12, 1996 between Impact Design, Inc. and Winning Ways, Inc. and that certain promissory note in the original principal amount of $150,000 dated August 12, 1996 between Kansas Custom Embroidery and Winning Ways, Inc.

     "Restricted Account" shall mean (i) any deposit account that is maintained with the Agent, or (ii) any deposit account listed on Schedule 4 with respect to which the Grantor has entered into a Restricted Account Agreement in the form of Exhibit C hereto with the financial institution at which such deposit account is maintained.

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent's and the Holders of Secured Obligations' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     SECTION 2. Grant of Security. To secure the prompt and complete payment, observance and performance of the Secured Obligations, Grantor hereby assigns and pledges to Agent, for the benefit of itself and the Holders of Secured Obligations, and hereby grants to Agent, for the benefit of itself and the Holders of Secured Obligations, a security interest in all of Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located:

     ACCOUNTS: All "accounts" as such term is defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "accounts", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all present and future accounts, accounts receivable and other rights of Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or here after arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

     INVENTORY: All "inventory" as defined in Section 9-109(4) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "inventory", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all goods now owned or hereafter acquired by Grantor (wherever located, whether in the possession of Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in Grantor's business (collectively, "Inventory");

     EQUIPMENT: All "equipment" as such term is defined in Section 9-109(2) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "equipment", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, trucks, buses, motor vehicles and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by Grantor and wherever located (collectively, "Equipment");

     GENERAL INTANGIBLES: All "general intangibles" as defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "general intangibles", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all rights, interests, choses in action, causes of actions, claims and all other intangible property of Grantor of every kind and nature (other than Accounts), in each instance whether now owned or hereafter acquired by Grantor and however and whenever arising, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; customer lists, credit files, correspondence, and advertising materials; firm sale orders, other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Grantor from any of the Holders of Secured Obligations or any of their respective Affiliates with the same rights therein as if the deposits or other sums were credited by or due from such Holder of Secured Obligations; all credits with and other claims against carriers and shippers; all rights to indemnification; all patents, and patent applications (including all reissues, divisions, continuations and extensions); all service marks and service mark applications; all trade secrets and inventions; all copyrights and copyright applications (including all computer software and related documentation); all rights and interests in and to trademarks, trademark registrations and applications therefor, trade names, corporate names, brand names, slogans, all goodwill associated with the foregoing; all license agreements and franchise agreements, all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to Grantor; and all other intangible property, whether or not similar to the foregoing;

     LAB PROCESSING AND ENGINEERING INFORMATION: All rights and interests in and to processes, lab journals, and notebooks, data, trade secrets, know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blueprints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise used in or employed by Grantor (including any license for the foregoing);

     CONTRACT RIGHTS: All rights and interests in and to any pending or executory contracts, requests for quotations, invitations for bid, agreements, leases and arrangements of which Grantor is a party to or in which Grantor has an interest, excluding any license agreement under which the Grantor is the licensee, but including, without limitation, all right and interest to receive monies due, or to become due, under that certain Agreement for Purchase and Sale of Stock dated as of January 24, 1997 made by and among GFSI Holdings, Inc., the Grantor and certain parties thereto as "Sellers";

     CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, leases, all instruments, including, without limitation, the notes and debt instruments described in Schedule 1 (the "Pledged Debt"), but excluding the Management Notes and the Embroidery Affiliate Notes, and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts and other documents of title, in each instance whether now owned or hereafter acquired by Grantor;

     INTEREST AND CURRENCY CONTRACTS: Any and all interest rate, commodity or currency exchange agreements or derivative agreements, including without limitation, cap, collar, floor, forward or similar agreements or other rate, currency or price protection arrangements; and

     OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by Grantor which now may be owned or hereafter may come into the possession, custody or control of Agent or any of the Holders of Secured Obligations or any agent or Affiliate of any of them in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all
(i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, investment property (as defined in Section 9-115(1)(f) of the UCC) and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans, including, without limitation, loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

     SECTION 3. Authorization. Grantor hereby authorizes Agent to retain and each Holder of Secured Obligations, and each Affiliate of Agent and of each Holder of Secured Obligations, to pay or deliver to Agent, for the benefit of the Holders of Secured Obligations, without any necessity on any Holder of Secured Obligation's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time following the occurrence and during the continuance of any Designated Default, and without further notice to Grantor (such notice being expressly waived), any of the deposits referred to in Section 2 (whether general or special, time or demand, provisional or final) or other sums or property held by such Person, for application against any portion of the Secured Obligations, irrespective of whether any demand has been made or whether such portion of the Secured Obligations is mature. Agent will promptly notify Grantor of Agent's receipt of such funds or other property for application against the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. Agent may give notice of the above grant of security interest and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any such Holder of Secured Obligations for effectuation thereof, and Grantor hereby irrevocably appoints Agent as its attorney to collect, following the occurrence and during the continuance of a Designated Default, any and all such deposits or other sums to the extent any such payment is not made to Agent by such Holder of Secured Obligations or Affiliate thereof.

     SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither Agent nor the Holders of Secured Obligations shall have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or the Holders of Secured Obligations be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 5. Representations and Warranties. Grantor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement pursuant to Section 25:

     (a) The correct corporate name of Grantor is set forth in the first paragraph of this Agreement. The locations listed on Schedule 2 constitute all locations at which Inventory and/or Equipment is located and Grantor has exclusive possession and control of such Equipment and Inventory, except in each case for such Inventory and Equipment which is (i) temporarily in transit between such locations, or (ii) tem porarily stored with third parties or held by third parties for storage, processing, manufacturing, engineering, evaluation, or repair, the value of which does not exceed in the aggregate at any one time $500,000, the proper corporate names of which third parties, the location of such Inventory and/or Equipment, and the nature of the relationship between Grantor and such third parties is set forth in Schedule 2-A. Schedule 2-A may be amended to reflect additional locations. The chief place of business and chief executive office of Grantor are located at the address of Grantor set forth below the Grantor's signature on the Credit Agreement. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the addresses listed on Schedule 2 and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instru ments delivered to Agent as Pledged Debt listed on
Schedule 1.

     (b) Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Liens permitted by the Credit Agreement. Grantor currently conducts business under the name GFSI, Inc. and, in certain areas and for certain operations, the trade names listed on Schedule 3. The Grantor uses no trade names or fictitious names, except as set forth on Schedule 3.

     (c) This Agreement creates in favor of Agent a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the appropriate offices against Grantor in the locations listed on Schedule 2-B, Agent will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to Liens permitted by the Credit Agreement.

     (d) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority that has not already been taken or made and which is in full force and effect, is required (i) for the grant by Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by Grantor; or (iii) for the exercise by Agent of any of its rights or remedies hereunder.

     (e) The Pledged Debt issued by any Affiliate of Grantor, and to the best of Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuer thereof.

     (f) Schedule 4 contains a complete list of all of the deposit accounts of Grantor as of the Closing Date and Grantor will amend and update Schedule 4 by delivering supplemental reports to Agent promptly following the establishment of any additional deposit accounts in accordance with the terms of Section 6.3(D)(iv) and 6.3(S) of the Credit Agreement, and at any time requested by Agent. Each deposit account so scheduled is a Restricted Account or a deposit account permitted by the terms of the Credit Agreement.

     SECTION 6. Perfection and Maintenance of Security Interest and Lien. Grantor agrees that until all of the Secured Obligations (other than contingent indemnity Obligations) have been fully satisfied and the Credit Agreement has been terminated, Agent's security interests in and Liens on and against the Collateral and all proceeds and products thereof, shall continue in full force and effect. Grantor shall perform any and all steps reasonably requested by Agent to perfect, maintain and protect Agent's security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable

Agent to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Agent, (ii) executing and filing all Intellectual Property Agreements in form and substance reasonably satisfactory to the Agent, (iii) delivering to Agent all certificates, notes and other instruments (including, without limitation, all letters of credit on which Grantor is named as a beneficiary) representing or evidencing Collateral, which certificates, notes and other instruments have been duly endorsed and are accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to Agent, (iv) delivering to Agent warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued, (v) after the occurrence and during the continuance of a Designated Default, transferring Inventory and Equipment to warehouses designated by Agent or taking such other steps as are reasonably deemed necessary by Agent to maintain Agent's control of the Inventory and Equipment, (vi) obtaining with respect to clauses (a), (b) and
(c) below, and using commercially reasonable efforts to obtain with respect to clause (d) below:

     (a) waivers of Liens and access agreements in substantially the form of Exhibit A-1 hereto (or such other form as may be agreed to by Agent) from landlords with respect to Grantor's leased premises where the Agent reasonably determines that the value of the leasehold in respect of the premises leased by Grantor from such landlord is material to the operations of Grantor or (2) deem such leased premises to be integral to the Grantor's day-to-day operations, (b) mortgagee agreements in substantially the form of Exhibit A-2 hereto (or such other form as may be agreed to by Agent) from mortgagees with respect to all leases executed after the Closing Date where the Agent reasonably determines such leasehold to be material based on the value of the leasehold or such leased premises is integral to Grantor's day-to-day operations, (c) waivers of Liens and access agreements in substantially the form of Exhibit B-1 hereto (or such other form as may be agreed to by Agent) from landlords and waivers of Liens and access agreements in substantially the form of Exhibit B-2 hereto (or such other form as may be agreed to by Agent) from the appropriate Person with respect to all arrangements pursuant to which Inventory will be temporarily held by third parties for storage, processing, engineering, evaluation, or repair after the Closing Date (in connection with which Grantor shall be permitted to and hereby required to update Schedule 2-A ) where: (1) the Equipment located at any one premises owned or operated by any such Person has a value in the aggregate of $500,000 or greater or (2) the aggregate value of the Equipment located at all premises owned or operated by any such Person is $2,500,000 or greater, and (d) waivers of Liens and access agreements in substantially the form of Exhibit B-1 hereto (or such other form as may be agreed to by Agent) from landlords and waivers of Liens and access agreements in substantially the form of Exhibit B-2 hereto (or such other form as may be agreed to by Agent) from the appropriate Person with respect to all arrangements pursuant to which Inventory will be temrporarily held by third parties for storage, processing, engineering, evaluation, or repair after the Closing Date (in connection with which Grantor shall be permitted to and hereby required to update Schedule 2-A) where: (1) the Inventory and Equipment located at any one premises owned or operated by any such Person has a value in the aggregate of $500,000 or greater or (2) the aggregate value of the Equipment located at all premises owned or operated by any such Person is $2,500,000 or greater, and (vii) executing and delivering all further instruments and documents, and taking all further action, as Agent may reasonably request.

     SECTION 7. Financing Statements. To the extent permitted by applicable law, Grantor hereby authorizes Agent to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to Agent under this Agreement without Grantor's signature appearing thereon and Agent agrees to notify Grantor when such a filing has been made. Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Inventory or Equipment is in the possession or control of any warehouseman or Grantor's agents or processors, Grantor shall, upon Agent's written request, notify such warehouseman, agent or processor of Agent's security interest in such Inventory and Equipment and, upon Agent's request, instruct them to hold all such Inventory or Equipment for Agent's account and subject to Agent's instructions.

     SECTION 8. Filing Costs. Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by Agent pursuant to Section 7.

     SECTION 9. Schedule of Collateral. Grantor shall, at the written request of the Agent, furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

     SECTION 10. Equipment and Inventory. Grantor covenants and agrees with Agent that from the date of this Agreement and until termination of this Agreement, including pursuant to Section 25, Grantor shall:

     (a) Keep the Equipment and Inventory (other than Equipment or Inventory sold or disposed of as permitted by the Credit Agreement or in the ordinary course of business) at the places specified in Section 5(a), except for Equipment and Inventory (i) temporarily in transit between such locations or
(ii) temporarily held by third parties for storage, processing, engineering, manufacturing, evaluation, or repair and set forth on Schedule 2-A in amounts not in excess of $500,000 and in connection with which the Grantor has complied with the requirements set forth in Section 6, and deliver written notice to Agent at least thirty (30) days prior to establishing any other location at which or third party with which it reasonably expects to maintain Inventory and/or Equipment in which location or with which third party all action required by this Agreement shall have been taken with respect to all such Equipment and Inventory;

     (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end; and

     (c) Comply with the terms of the Credit Agreement with respect to such Equipment and Inventory, including, without limitation, the maintenance and insurance provisions set forth in Section 6.2(E), (G) and (I) of the Credit Agreement.

     SECTION 11. Accounts. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement, including pursuant to Section 25, Grantor shall:


     (a) Keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts at its address set forth below the Grantor's signature on the Credit Agreement, and keep the offices where it keeps all originals of all chattel paper which evidence Accounts at the locations therefor specified in Section 5(a) or, upon thirty
(30) days' prior written notice to Agent, at such other locations within the United States in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Accounts. Grantor will hold and preserve such records (in accordance with Grantor's usual document retention practices) and chattel paper and will permit representatives of Agent, during normal business hours and on reasonable notice, to inspect and make abstracts from such records and chattel paper in accordance with the provisions of Section 6.3(F) of the Credit Agreement; and

     (b) In any suit, proceeding or action brought by Agent under any Account comprising part of the Collateral, Grantor will save, indemnify and keep each of the Holders of Secured Obligations harmless from and against all reasonable and documented expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Holder of Secured Obligations from Grantor, and all such obligations of Grantor shall be and shall remain enforceable against and only against Grantor and shall not be enforceable against any of the Holders of Secured Obligations.

     (c) When Grantor or any of its Subsidiaries (or any Affiliates, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with Grantor or a Subsidiary of Grantor) shall receive or come into the possession or control of any monies, checks, notes, drafts or any other payment relating to, or proceeds of, Grantor's Accounts or other property constituting Collateral hereunder (individually, a "Payment Item", and, collectively, "Payment Items"), then, except as otherwise permitted in a writing signed by Agent, Grantor shall, or shall cause such Subsidiary or such other Person to, deposit the same, in kind in precisely the form in which such Payment Item was received (with all Payment Items endorsed if necessary for collection) into a Restricted Account except as permitted by the Credit Agreement. The Grantor further agrees that it will not, during the term of this Agreement, without the written consent of the Agent, transfer any funds from a Restricted Account to any deposit account that is not a Restricted Account or other deposit account permitted by the Credit Agreement.

     SECTION 12. Leased Real Property. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement, including pursuant to Section 25, that:

     (a) Promptly following, but not later than ninety (90) days after entering into any leases meeting the criteria set forth in Section 6(vi), Grantor will furnish to Agent a report certified to be true and correct by Grantor setting forth a description of the leased premises related thereto; the name or names of all owners; rentals being paid; and whether Grantor has obtained waivers of Liens and access agreements from landlords and mortgagees with respect to such premises in accordance with Section 6;

     (b) Grantor agrees that, from and after the occurrence and continuance of a Designated Default, Agent may, but need not, make any payment or perform any act hereinbefore required of Grantor with respect to the Grantor's leased premises in any form and manner deemed expedient. All money paid for any of the purposes herein authorized and all other moneys advanced by Agent to protect the lien hereof shall be additional Secured Obligations secured hereby and shall become immediately due and payable without notice and shall bear interest thereon at the then applicable default interest rate with respect to Floating Rate Loans as provided in Section 2.11 of the Credit Agreement until paid to Agent in full; and

     (c) Grantor agrees that it will not amend any lease in a manner that materially adversely affects the interests of the Holders of Secured Obligations without the Agent's prior written consent (such consent not to be unreasonably withheld).

     SECTION 13. General Covenants. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement, including pursuant to Section 25, Grantor shall:

     (a) Keep and maintain at Grantor's own cost and expense reasonably satisfactory and reasonably complete records of Grantor's Collateral in a manner consistent with Grantor's current business practice, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Grantor shall, for Agent's further security, deliver and turn over to Agent or Agent's designated representatives at any time following the occurrence and during the continuation of a Designated Default, any such books and records (including, without limitation, any and all computer tapes, programs and source and object codes relating to such Collateral in which Grantor has an interest or any part or parts thereof); and

     (b) Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral other than Liens permitted under the Credit Agreement, and will defend the right, title and interest of Agent in and to Grantor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever.

     (c) Grantor will not, and will not permit any Restricted Subsidiary to, create or otherwise become effective any consensual encumbrance or restriction of any kind on or in respect of (i) any license agreement to which Grantor is a licensee, (ii) the Management Notes or (iii) the Embroidery Affiliate Notes.

     SECTION 14. Agent Appointed Attorney-in-Fact. Upon the occurrence and during the continuance of a Designated Default, Grantor hereby irrevocably appoints Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Agent's discretion, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (a) following the occurrence and during the continuance of a Designated Default, to:

          (i) obtain and adjust insurance required to be paid to the Agent or any Holders of Secured Obligations pursuant to the Credit Agreement;

          (ii) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (iii) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; and

          (iv) file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of Agent with respect to any of the Collateral;

provided, however, that the Grantor irrevocably appoints Agent as Grantor's attorney-in-fact, with full authority in place and stead of Grantor and in the name of the Grantor or otherwise, from time to time in

Agent's discretion, at any time, to take any reasonable action and to execute any instrument which the Agent may reasonably deem necessary or advisable, to:

          (i) obtain access to records maintained for Grantor by computer services companies and other service companies or bureaus;

          (ii) send requests under Grantor's, the Agent's or a fictitious name to Grantor's customers or account debtors for verification of Accounts provided that the Agent gives the Grantor written notice prior to initiating any such verifications; and

          (iii) do all other things consistent with the terms of this Agreement as may be reasonably necessary to carry out the terms hereof.

     SECTION 15. Agent May Perform. If Grantor fails to perform any agreement contained herein or in the Credit Agreement, Agent may, upon three days prior written notice to the Grantor, perform, or cause performance of, such agreement, and the reasonable and documented expenses of Agent incurred in connection therewith shall be payable by Grantor under Section 22.

     SECTION 16. Agent's Duties. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall not have any duty as to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations.

     SECTION 17. Remedies. (a) If any Designated Default shall have occurred and be continuing:

     (i) Agent shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, Agent may, without notice, demand or legal process of any kind (except as may be required by law), all of which Grantor waives, at any time or times, (x) enter Grantor's owned or leased premises and take physical possession of the Collateral and maintain such possession on Grantor's owned or leased premises, at no cost to Agent or any of the Holders of Secured Obligations, or remove the Collateral, or any part thereof, to such other place(s) as Agent may desire, (y) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or any part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to Agent and
(z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

     (ii) Agent shall apply all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of any amounts payable to Agent pursuant to Section
22), for the benefit of the Holders of Secured Obligations, against all or any part of the Secured Obligations in such order as may be required by the Credit Agreement or, to the extent not specified therein, as is determined by the Required Lenders. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus;

     (b) Grantor waives all claims, damages and demands against Agent arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the Gross Negligence or willful misconduct of Agent or any of the Holders of Secured Obligations, as the case may be, as determined in a final non-appealed judgment of a court of competent jurisdiction; and

     (c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

     SECTION 18. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 17, Agent may, (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Secured Obligations; (ii) apply such Collateral or security and direct the order or manner of sale thereof as Agent may, from time to time, determine; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Designated Default, without affecting or impairing Agent's right to take any other further action with respect to any Collateral or security or any part thereof.

     SECTION 19. License. Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Designated Default, without charge, (a) Grantor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, provided that Agent uses quality standards at least substantially equivalent to those of Grantor for the manufacture, advertising, sale and distribution of Grantor's products and services and (b) Grantor's rights under all licenses where Grantor is licensor, except to the extent such licenses by their terms prohibit the granting of such rights, and all franchise agreements shall inure to Agent's benefit. Notwithstanding any provision to the contrary contained in this Agreement or any other Loan Document, license agreements under which Grantor is licensee shall be excluded from the Collateral.

     SECTION 20. Injunctive Relief. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Holders of Secured Obligations; therefore, Grantor agrees that the Holders of Secured Obligations, if Agent so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     SECTION 21. Interpretation and Inconsistencies; Merger; No Strict Construction.

     (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Credit Agreement and the other Loan Documents. In the event that any provision of this Agreement shall be inconsistent with any provision of any other Loan Document, such provision of the other Loan Document shall govern.

     (b) Except as provided in subsection (a) above, this Agreement represents the final agreement of the Grantor and the Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Agent or any other Holder of Secured Obligations.

     (c) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     SECTION 22. Expenses. Grantor will upon demand pay to Agent and/or the Holders of Secured Obligations the amount of any and all reasonable and documented expenses, including the reasonable fees and disbursements of their counsel and of any experts and agents, as provided in Section 9.7 of the Credit Agreement.

     SECTION 23. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 24. Notices. All notices and other communications provided for hereunder shall be delivered in the manner set forth in Section 13.1 of the Credit Agreement.

     SECTION 25. Continuing Security Interest; Termination. (a) Except as provided in Section 25(b), this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of the payment or satisfaction in full of the Secured Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, (ii) be binding upon Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor, or assignor are limited by the terms of the Credit Agreement, inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and any of the Holders of Secured Obligations. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

     (b) Upon the payment in full in cash of the Secured Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, this Agreement and the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination of security interest, Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral held by Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and Agent will, at Grantor's expense, promptly execute and deliver to Grantor such other documents as Grantor shall reasonably request to evidence such termination. In connection with any sales of assets permitted under the Credit Agreement, the liens and security interests granted under this

Agreement will automatically release and terminate with respect to such assets and the Agent shall promptly make all filings necessary to reflect such release and termination.

     SECTION 26. Severability. It is the parties' intention that this Agreement be interpreted in such a way that it is valid and effective under applicable law. However, if one or more of the provisions of this Agreement shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired.

     SECTION 27. GOVERNING LAW. THE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN THE GRANTOR AND THE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 28. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

     (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS.

     (B) OTHER JURISDICTIONS. GRANTOR AGREES THAT THE AGENT, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GRANTOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON.

     (C) SERVICE OF PROCESS. GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, IRREVOCABLY APPOINTS THE CORPORATION TRUST COMPANY, THE GRANTOR'S REGISTERED AGENT, WHOSE ADDRESS IS CORPORATION TRUST CENTER 1209 ORANGE STREET, WILMINGTON,

DELAWARE 19801, AS GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE AND EACH OF THE OTHER PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (E) WAIVER OF BOND. GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE REAL PROPERTY COLLATERAL) OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 28, WITH ITS COUNSEL.

     IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     GFSI, INC.


                                     By: /s/  Illegible
                                        ---------------------------------
                                     Name:
                                     Title:



                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                       as AGENT


                                     By: /s/  Illegible
                                        ---------------------------------
                                     Name:
                                     Title:


                      Signature Page to Security Agreement
                             dated February 27, 1997

                                   EXHIBIT A-1
                                       To
                               Security Agreement


                           Form of Landlord Agreement
                           --------------------------



The First National Bank
     of Chicago, as Agent
One First National Plaza
Suite 0173
Chicago, Illinois 60670-0173
Attention:  Nathan L. Bloch

Ladies and Gentlemen:

     GFSI, Inc., a Delaware corporation ("Borrower"), as successor by merger in interest to Winning Ways, Inc., a Missouri corporation (the "Original Lessee"), is the lessee under that certain lease dated ___________________ between the Original Lessee, and the undersigned, covering certain premises owned by the undersigned and located at _________________ (the "Premises") more fully described in the lease attached hereto as Exhibit A (the "Lease"). Borrower has certain of its assets located on the Premises.

     Borrower has entered into certain financing arrangements with a group of lenders ("Lenders") including The First National Bank of Chicago, as contractual representative for the Lenders (the "Agent") and the Agent and the Lenders require, among other things, that Borrower grant liens in favor of the Agent for the benefit of itself and the Lenders on all of Borrower's property located on the Premises ("Collateral") [and that the Borrower grant a mortgage ("Leasehold Mortgage") in favor of the Agent covering the Borrower's leasehold estate created under the Lease].

     [To induce the Agent and the Lenders (together with their respective agents, successors and assigns) to enter into said financing arrangements, [and for other good and valuable consideration,] the undersigned hereby agrees] [By its signature below, the undersigned agrees] that:

          [(i) the undersigned has consented to the assignment (by operation of merger) of the Lease from the Original Lessee to the Borrower;]

          (ii) the Lease is in full force and effect in the form attached hereto as Exhibit A and represents the full and complete agreement between Borrower and the undersigned concerning the Premises [and the Lease shall not be amended or modified in any material respect without Agent's prior written consent, which consent shall not be unreasonably withheld];

          (iii) it will not assert against any of Borrower's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives [and hereby subordinates to the lien of the Leasehold Mortgage];

          (iv) none of the Collateral located on the Premises shall be deemed to be fixtures;

          (v) it will allow Agent thirty (30) days from the Agent's receipt of notice in which to cure or cause Borrower to cure any defaults on Borrower's lease obligations to the undersigned; provided if such default cannot reasonably be cured within the thirty (30) day period, and provided the Agent is diligently pursuing a cure, then Agent shall have a reasonable period to cure such default;

          [(vi) if, for any reason whatsoever, the undersigned either deems itself entitled to redeem or to take possession of the Premises during the term of Borrower's lease or intends to sell or otherwise transfer all or any part of its interest in the Premises, the undersigned will notify Agent five (5) days before taking such action;]

          (vii) if Borrower defaults on its obligations to the Agent or any Lender and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, will permit Agent to remain on the Premises for ninety (90) days after the Agent gives the undersigned notice of default, provided Agent pays the rental payments due under the Lease for the period of time Agent uses the Premises, or, at Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Agent gives the undersigned notice of default, provided Agent pays the rental payments due under the Lease for the period of time Agent uses the Premises, and will not hinder Agent's actions in enforcing its liens on the Collateral;

          (viii) the undersigned shall accept performance by the Agent of the Borrower's obligations under the Lease as though the same had been performed by the holder of the Borrower's interest therein at the time of such performance. Upon the cure of any such default, any notice of Landlord advising of any default or any action of the undersigned to terminate the Lease or to interfere with the occupancy, use or enjoyment of the Premises by reason thereof, which action has not been completed, shall be deemed rescinded and the Lease shall continue in full force and effect. The undersigned shall not be required to continue any possession or continue any action to obtain possession upon the cure of any such default;

          [(ix) if Borrower defaults on its obligations to the Lenders and the Agent undertakes to enforce its security interest in the Collateral [and/or to foreclose on Borrower's leasehold estate pursuant to the Leasehold Mortgage], the Agent may, at its option and by written notice to the undersigned, (1) lease the Premises from the undersigned on the same terms as set forth in the Lease and exercise the other rights as lessee thereunder as described therein and/or (2) assign the Lease and/or the attornment rights hereunder to, or enter into a sublease with, a purchaser of the Collateral which purchaser is reasonably acceptable to the undersigned, and the undersigned shall cooperate with any such enforcement action or foreclosure and consent to the assumption of the Lease, the sublet of the Premises or foreclosure sale of the leasehold estate]; and

          [(x) in the event that Borrower shall become a debtor under the Federal Bankruptcy Code (or any similar state law proceeding) and, in connection therewith, Borrower shall reject the Lease as an executory contract, then within thirty (30) days following such rejection, upon the written request by the Agent, the undersigned shall enter into a new lease of the Premises with the Agent or its designee (who shall be reasonably acceptable to the undersigned), for the benefit of the Lenders which new lease (1) shall be effective as of the date of the termination of the Lease, (2) shall be for a term expiring as of the last day of the term of the Lease, and (3) shall be on substantially the same terms and conditions as the Lease (including any provisions for renewal or extension of the term of the Lease); provided that the Lender or such designee, as the case may be, shall be required, as a condition to the effectiveness of such new lease, to pay the Lessor any amount equal to any rent remaining unpaid by Borrower under the Lease.]

     Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

     The agreements contained herein shall continue in force until all of Borrower's obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Borrower have been terminated.

     The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

     [The undersigned consents to the granting of the Leasehold Mortgage to the Agent and to the liens, security interests and encumbrances created by and resulting from the Leasehold Mortgage or other documents collateral thereto in the form attached hereto as Exhibit B.]

     The undersigned agrees that nothing contained in this waiver shall be construed as an assumption by the Agent or any of the other lenders of any obligations of Borrower contained in the Lease.

     Executed and delivered this _____ day of __________ , 199_, at
____________________ .

     THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT BORROWER'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY BORROWER OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LESSOR PURSUANT TO THE TERMS OF THE LEASE.

                                           [Name of Lessor]



                                     By:__________________________
                                     Title:_______________________

                                     Address:

                                             _____________________
                                             _____________________
                                             _____________________

AGREED & ACKNOWLEDGED:

GFSI, INC.



By: _____________________________
Title: __________________________

Address: ________________________
         ________________________

                           [ACKNOWLEDGMENT (CORPORATE)


STATE OF                            )
                                    )  SS.
COUNTY OF                           )


     Before me, a Notary Public in and for said County, personally appeared __________ , a __________ corporation, by the __________ of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this __________ day of __________ , 199_ at ____________ ,
___________________ .




                                             __________________________________

                                             Notary Public
                                             My Commission Expires:]


(Notarial Seal)

                           [ACKNOWLEDGMENT (CORPORATE)


STATE OF                            )
                                    )  SS.
COUNTY OF                           )


     Before me, a Notary Public in and for said County, personally appeared GFSI, Inc., a Delaware corporation, by the __________ of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this __________ day of __________ , 199_ at ____________ ,
___________________ .




                                             __________________________________

                                             Notary Public
                                             My Commission Expires:]


(Notarial Seal)

                                    EXHIBIT A
                                       to
                               Landlord Agreement


                                      Lease


                                (attached hereto)

                                   [EXHIBIT B
                                       to
                               Landlord Agreement


                               Leasehold Mortgage


                               (attached hereto)]

                                   EXHIBIT A-2
                                       To
                               Security Agreement


                           Form of Mortgagee Agreement



The First National Bank
     of Chicago, as Agent
One First National Plaza
Suite 0173
Chicago, Illinois 60670-0173
Attention:  Nathan L. Bloch

Ladies and Gentlemen:

     GFSI, Inc., a Delaware corporation ("Borrower"), as successor by merger in interest to Winning Ways, Inc., a [__________] corporation (the "Original Lessee"), is the lessee under that certain lease dated between the Original Lessee, and ____________________ (the "Landlord[s]"), covering certain premises located at _________________ (the "Premises") as more fully described on Exhibit A 1 attached hereto (the "Lease"). The undersigned is the mortgagee under a mortgage between the Landlord[s] and the undersigned covering the Premises (the "Mortgage"). The undersigned is the sole mortgagee of the Premises. Borrower has certain of its assets located on the Premises.

     Borrower has entered into certain financing arrangements with a group of lenders ("Lenders") including The First National Bank of Chicago, as contractual representative for the Lenders (the "Agent") and the Agent and the Lenders require, among other things, that Borrower grant liens in favor of the Agent for the benefit of itself and the Lenders on all of Borrower's property located on the Premises ("Collateral") [and that the Borrower grant a mortgage ("Leasehold Mortgage") in favor of the Agent covering the Borrower's leasehold estate created under the Lease].

     [To induce the Agent and the Lenders (together with their respective agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the undersigned hereby agrees] [By its signature below, the undersigned agrees] that:

          [(i) it consents to the merger referred to in the first paragraph hereof and agrees that such merger shall not in any way be deemed to be a default under the Mortgage;]

          (ii) it will not assert against any of the Collateral any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

          (iii) none of the Collateral located on the Premises shall be deemed to be fixtures;

          (iv) it will allow Agent thirty (30) days from the Agent's receipt of notice in which to cure or cause Borrower to cure any such defaults on its mortgage obligations; provided

--------
1 Please attach legal description of premises for recordation purposes.

     if such default cannot reasonably be cured within the thirty (30) day period, and provided the Agent is diligently pursuing a cure, then Agent shall have a reasonable period to cure such default;

          [(v) if, for any reason whatsoever, the undersigned either deems itself entitled to take possession of the Premises during the term of the Mortgage or intends to sell or otherwise transfer all or any part of its interest in the Premises, the undersigned will notify Agent five (5) days before taking such action;]

          (vi) if Borrower defaults on its obligations to the Agent or any Lender and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, will permit Agent to remain on the Premises for ninety (90) days after Agent gives the undersigned notice of default, provided Agent pays the Lease payments to the Landlord[s] due under the Lease for the period of time Agent uses the Premises, or, at Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety
     (90) days after Agent gives the undersigned notice of default, provided Agent pays the rental payments to the Landlord[s] due under the Lease for the period of time Agent uses the Premises, and will not hinder Agent's actions in enforcing its liens on the Collateral; and

     Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

     The agreements contained herein shall continue in force until all of Borrower's obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Borrower have been terminated.

     The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

     [The undersigned consents to the granting of the Leasehold Mortgage to the Agent and to the liens, security interests and encumbrances created by and resulting from the Leasehold Mortgage or other documents collateral thereto in the form attached hereto as Exhibit B.]

     The undersigned agrees that nothing contained in this waiver shall be construed as an assumption by the agent or any of the other lenders of any obligations of the landlord contained in the mortgage.

     Executed and delivered this ____ day of __________ , 199_, at __________ .

     THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT BORROWER'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY BORROWER OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE.

                                                  [Name of Mortgagee]



                                                  By:__________________________
                                                  Title:_______________________

                                                  Address:

                                                          _____________________
                                                          _____________________
                                                          _____________________


AGREED & ACKNOWLEDGED:

GFSI, INC.



By:___________________
Title:________________

Address:  ________________________
          ________________________

[STATE OF ________  )
                    )  SS
COUNTY OF ________  )

     The foregoing letter agreement was acknowledged before me this ___ day of _____________, 199_, by _____________________, a _______________ of
__________________, a ____________________, on behalf of such
__________________.





                                   ______________________________
                                   Notary Public
                                   ________ County, _____________
                                   My commission expires:_______]

                                    EXHIBIT A
                                       to
                               Mortgagee Agreement


                                      Lease


                                (attached hereto)

                                   [EXHIBIT B
                                       to
                               Mortgagee Agreement


                               Leasehold Mortgage


                               (attached hereto)]

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT


                              Form of Bailee Letter



The First National Bank
  of Chicago, as Agent
One First National Plaza
Suite 0173
Chicago, Illinois 60670-0173
Attention:  Nathan L. Bloch

Ladies and Gentlemen:

     GFSI, Inc., a Delaware corporation and the successor by merger to Winning Ways, Inc., a [____________] corporation ("Borrower"), now does or hereafter may store certain of its merchandise, inventory, or other of its personal property at premises located at _______________ (the "Premises") owned or leased by the undersigned.

     Borrower has entered into certain financing arrangements with a group of lenders (the "Lenders") including The First National Bank of Chicago, as contractual representative for the Lenders (the "Agent") and the Agent and the Lenders require, among other things, that Borrower grant liens in favor of the Agent for the benefit of itself and the Lenders on all of Borrower's property located on the Premises ("Collateral").

     [To induce the Agent and the Lenders (together with their respective agents, successors and assigns) to enter into said financing arrangements, [and for other good and valuable consideration,] the undersigned hereby agrees] [By its signature below, the undersigned agrees] that:

          (i) it will not assert against any of Borrower's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

          (ii) the Collateral shall be identifiable as being owned by Borrower and kept reasonably separate and distinct from other property in our possession;

          (iii) if Borrower defaults on its obligations to the Lenders or the Agent and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises and will permit the Agent to either remain on the Premises for ninety (90) days after the Agent gives the undersigned notice of default or, at the Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Agent gives the undersigned notice of default, provided that the Agent leaves the Premises in the same condition as existed immediately prior to such ninety (90) day period, and shall indemnify the undersigned for any damages arising solely out of its occupancy of the Premises, and this will not hinder the Agent's actions in enforcing its liens on the Collateral.

     Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

     The agreements contained herein shall continue in force until all of Borrower's obligations and liabilities to the Agent and Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Borrower have been terminated.

     The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of any of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

     Executed and delivered this ____ day of __________, 199_, at
_______________________.



                         [Name and Address of Warehouseman/Bailee/Consignee]



                         (By)_______________________

                                    EXHIBIT C
                                       To
                               Security Agreement


                      Form of Restricted Account Agreement



TO:      The First National Bank of Chicago
         as contractual representative (the "Agent") under that certain Credit Agreement, dated as of February 27, 1997 (the "Credit Agreement"), among GFSI, Inc., a Delaware corporation
         (the "Borrower"), the Agent and those financial institutions from time to time parties thereto
         (the "Holders of Secured Obligations").

Ladies and Gentlemen:

     You have advised us that the Borrower has entered or will enter into the Credit Agreement and that in connection therewith the Borrower has granted to the Agent, for its benefit and the benefit of the Holders of Secured Obligations, a lien on and security interest in substantially all of the assets of the Borrower, including all of the accounts receivable and inventory of the Borrower.

     This will confirm that the Borrower and the undersigned collection bank (the "Bank") have agreed as follows with respect to (i) the account[s] identified on Schedule 1 attached hereto (the "Account[s]") [and (ii) the lock box[es] identified on Schedule 2 attached hereto, to which the Borrower's customers and other persons and entities obligated to the Borrower deliver checks and other items of payment (said [lock box is] [lock boxes are] hereinafter referred to [collectively] as the "Lock Box[es]")]:

     1. The Borrower and the Bank acknowledge and confirm that although the Account[s] [and Lock Box[es]] shall remain in the name of the Borrower, all funds now or at any time hereafter deposited to the Account[s] [and Lock Box[es]] and all of the Borrower's rights regarding such Account[s] [and Lock Box[es]] constitute part of the collateral in which the Borrower has granted a security interest to the Agent, to secure the Borrower's obligations under the Credit Agreement and the other instruments, documents and agreements executed in connection therewith, and that during a "Notification Period" (as defined below), the Bank shall not be permitted to follow the Borrower's directions as to disbursements and deposits with respect thereto. [The Bank's authorized representatives will have access to the Lock Box[es], under the authority given by the Borrower to the appropriate Post Office, and will make regular pick-ups from the Lock Box[es] timed to gain the maximum benefit of early presentation and availability of funds. Upon the Bank's receipt thereof, checks and other items of payment so received will be processed and, where possible, started on their way through the regular channels for payment upon receipt by the Bank. Subject to final collection, credit for such items will be given in total on the Bank's books relating to the [appropriate] Account. The Bank will supply the Borrower's endorsement on checks received by it by endorsing them "Credited to the account of the within payee" and will present them for payment through the customary collection procedures and subject to the terms of the Bank's by-laws covering the handling of items deposited with it.] 2

     2. The Bank will not exercise, and hereby releases, any banker's lien upon and any right of set off against checks or other items of payment [remitted to the Lock Box[es]] and/or deposited in the Account[s], except (i) with respect to the Bank's normal fees and charges for operating the Account[s] and (ii) for amounts previously credited to Borrower's Account[s] which the Bank subsequently determines are uncollectible items. Checks returned unpaid because of uncollected or insufficient funds shall be redeposited without advice.

     3. From and after the date on which the Agent notifies the Bank, in writing, that it is exercising its rights under this Collection Account Agreement (the "Notice") until the date on which the Agent notifies the Bank that it is withdrawing such Notice (such period being referred to herein as a "Notification Period"), the Bank, the Borrower and the Agent agree that, unless the Agent otherwise instructs the Bank in writing:

          A. The Bank will not honor drafts, demands, withdrawal requests or remittance instructions by the Borrower.

          B. The Bank will hold solely for account of the Agent all funds which may be on deposit in the Account[s] and the Agent shall have the exclusive right to direct the Bank as to the disposition of all checks, other items of payment and amounts deposited in the Account[s] [and remitted to the Lock Box[es]].

          C. The Bank will remit all such funds directly to the Agent, as soon as the funds are collected, by electronic transfer of immediately available funds in accordance with the Agent's written wire-transfer instructions given from time to time to the Bank.

          D. The Bank shall be entitled to rely upon any notice or other writing received from the Agent and the Borrower waives any claim of, and releases the Bank from any liability for, complying with the terms of this Collection Account Agreement.

     4. [The Borrower will receive a receipted copy of the activity relating to the Lock Box[es] for its records.] The Bank will not close the Account[s] without giving the Agent at least thirty (30) days' prior written notice at the address set forth below or such other address as the Agent may from time to time indicate by written notice to the Bank, the Bank will send to the Agent at such address a copy of each periodic statement for the Account, as and when the statement is sent to the Borrower.

     5. Any notice (including, without limitation, any Notice) required or desired to be served, given or delivered hereunder shall be in writing and shall be deemed to have been validly served, given or delivered (i) three (3) business days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation if sent by telecopy, (iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand delivered by messenger.

--------
2 The last three sentences of this Section and the last sentence of the following Section may be substituted with a cross reference to the applicable cash-management or lock-box services agreement, if one exists.

     6. This Collection Account Agreement shall be binding upon the Bank and the Borrower and their respective successors and assigns and shall inure to the benefit of the Agent, each of the Holders of Secured Obligations and their respective successors and assigns. This Collection Account Agreement may not be modified without the Agent's prior written consent, but may be terminated by the Agent or the Bank upon thirty (30) days' prior written notice to the other parties hereto.

This Collection Account Agreement shall be deemed effective as of [_____________, 1997] upon execution hereof by the Bank.


                                            [Insert full name of Bank]:


                                            By:_________________________
                                            Name:
                                            Title:

                                            Address:
                                            ____________________________
                                            ____________________________
                                            Attn:_______________________
                                            Telecopy No.:_______________
                                            Confirmation No.:___________

Acknowledged and agreed to as of this
___ day of ________, 1997:


GFSI, Inc.


By:_______________________
Name:
Title:

Address:

[_________________________
__________________________]

Attn:  [______________________]
Telecopy No.:  [______________________]
Confirmation No.:   [_____________________]


Acknowledged and agreed to as of this
___ day of ______, 1997


THE FIRST NATIONAL BANK
 OF CHICAGO, as Agent


By:_____________________________
   Name:
   Title:

Address:

One First National Plaza
Suite 0173
Chicago, Illinois 60670-0173
Attn:  Nathan L. Bloch
Telecopy No.: 312-732-5161
Confirmation No.: 312-732-1117

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT


                                  Pledged Debt:

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT


                            Locations of Collateral:

                                  SCHEDULE 2-A
                                       TO
                               SECURITY AGREEMENT


                             Third Party Locations:


Corporate Name of                        Description            Maximum
Third Party               Address        of Relationship        Amount
-----------               -------        ---------------        ------



                                  SCHEDULE 2-B
                                       TO
                               SECURITY AGREEMENT

                      Financing Statement Filing Locations:

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT


                                  Trade Names:

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT


                                Deposit Accounts: